Note 37 Interest income breakdown by origin (Details) - EUR (€) € in Millions		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Interest income by origin [Line Items]
Interest income on financial assets held for trading		€ 2,079	€ 1,084	€ 1,189
Interest revenue for financial assets measured at fair value through other comprehensive income		3,110	1,880	1,392
Interest income on financial assets measures at amortized cost		25,258	18,364	18,357
Interest Income For Insurance Activity		1,309	1,084	1,021
Interest Income For Adjustment Interest On Accounting Coverage		(825)	(84)	(112)
Interest Income On Other Income	[1]	501	686	542
Interest income		€ 31,432	€ 23,015	€ 22,389

[1]	(1) Includes, among others, the net interest income accrued from funds obtained through TLTRO III operations, which amounted to €177 million, €384 million and €211 million, as of December 31, 2022, 2021 and 2020, respectively (see Note 22.1).